UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 7, 2021

BULLFROG GOLD CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54653	41-2252162
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 555 – 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 7, 2021, David Beling resigned as a director of Bullfrog Gold Corp. (the “Corporation”). Mr. Beling’s resignation was not the result of any disagreement with the Company or its management regarding any matter relating to the Company’s operations, policies or practices.

On January 7, 2021, the Corporation’s board of directors (the “Board”) expanded the size of the Board to seven (7) directors and appointed Mr. Richard Warke, Ms. Poonam Puri and Mr. John Boehner as directors of the Corporation to fill vacancies on the Board. Each director shall serve until their successor is duly elected and qualified or until their earlier resignation or removal from office.

Mr. Warke is a Canadian business executive with more than 35 years of experience in the mining sector. Mr. Warke founded the Augusta Group and led a number of successful precious and base metal exploration and development companies from the initial discovery through the exploration, permitting and feasibility stages to their ultimate acquisitions, totaling over C$4.5 billion in the last ten years. Recently, Mr. Warke cofounded Equinox Gold Corp. (acting as Director, President and CEO of Catalyst Copper Corp. from August 2014 to December 2017, which merged with NewCastle Gold Ltd., and Director and Executive Chairman of NewCastle Gold Ltd. from May 2016 until its merger to form Equinox Gold Corp. in December 2017) and founded and serves as Executive Chair of Solaris Resources Inc. (January 2020 to present) and Titan Mining Corporation (June 2017 to present).

Ms. Puri is an experienced corporate director and professor of business law at Osgoode Hall Law School in Toronto. She is also a practicing lawyer and affiliated scholar at Davies Ward Phillips & Vineberg LLP from 2015 to present. Ms. Puri currently serves on the boards of Canadian Apartment Properties Real Estate Investment Trust, the Canada Infrastructure Bank and Holland Bloorview Kids Rehabilitation Hospital. Ms. Puri has been recognized as one of the top 25 most influential lawyers in Canada by Canadian Lawyer Magazine. She has been named one of the 100 Most Powerful Women in Canada, and she is a past recipient of Canada’s Top 40 under 40 Award. Ms. Puri earned her Bachelor of Laws degree from the University of Toronto, and she holds a Master of Laws degree from Harvard Law School.

Mr. Boehner served as the 53rd Speaker of the United States House of Representatives from 2011 to 2015. A member of the Republican Party, Mr. Boehner was the U.S. Representative from Ohio's 8th congressional district, serving from 1991 to 2015. He previously served as the House Minority Leader from 2007 until 2011, and House Majority Leader from 2006 until 2007. Following his career in government service from 2016 to present, Mr. Boehner joined Squire Patton Boggs, a global law and public policy firm.

None of the above appointed directors have a family relationship with any other member of the Board or any executive officer of the Corporation, and, except as disclosed below in relation to Mr. Warke, none have been a participant or had any interest in any transaction with the Corporation that is reportable under Item 404(a) of Regulation S-K. Except as disclosed below in relation to Mr. Warke, there is no arrangement or understanding between any of the Corporation’s officers and directors and Mr. Warke, Ms. Puri and Mr. Boehner pursuant to which they were selected to serve as a director.

Mr. Warke is the sole officer and director of Augusta Investments Inc. (“Augusta”), the Corporation’s largest stockholder. On October 26, 2020, the Corporation closed a private placement of units with Augusta pursuant to which Augusta gained control of the Corporation and a number of current officers and directors of the Corporation were appointed. Augusta controls 110,750,000 shares of common stock with the right to acquire an additional 104,250,000 shares underlying warrants representing 46.60% of the issued and outstanding voting shares (common and preferred) of the Corporation on a partially diluted basis as of January 12, 2021.

Bullfrog has not yet determined director compensation.

In connection with their appointment, none of the directors were appointed to serve on any committees of the Board.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 11, 2021, the Corporation filed a Certificate of Amendment to its Certificate of Incorporation to change the name of the Corporation to “Augusta Gold Corp.” and effect a reverse stock split of the Corporation’s shares of common stock on the basis of one (1) post-split share for every six (6) pre-split shares. The Certificate of Amendment has an effective time of 12:01 a.m. Eastern Standard Time on January 26, 2021. The name change and reverse stock split were previously disclosed in the Corporation’s definitive information statement on Schedule 14C as filed with the Commission on January 4, 2021.

The above description of the Certificate of Amendment is qualified in its entirety by the Certificate of Amendment which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01  Regulation FD

On January 7, 2021, the Corporation issued a press release that announced that the appointment of directors and management and its proposed name change and reverse stock split.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit No.	Name
3.1	Certificate of Amendment
99.1	Press Release dated January 7, 2021*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BULLFROG GOLD CORP.

Date: January 13, 2021	By:	/s/ Maryse Bélanger
	Name:	Maryse Bélanger
	Title:	President and Chief Executive Officer